STATEMENT OF ADDITIONAL INFORMATION

Catalyst Strategic Value Fund

Class A: STVAX Class C: STVCX

a series of

Mutual Fund Series Trust (the "Trust")

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

Supplement dated July 10, 2012 to the Statement of Additional Information dated November 1, 2011, as supplemented April 2, 2012 and April 30, 2012.

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The first sentence of the first paragraph under the section “Additional Information About Investments and Risks – Options on Securities” is revised to state:

Each Fund, except the Strategic Value Fund, may purchase put options only on equity securities (including securities of ETFs) held in its portfolio. The Strategic Value Fund may purchase put options on equity securities (including securities of ETFs) that are not held in its portfolio. Each Fund may also write call options and put options on stocks only if they are covered, as described below, and such call options must remain covered so long as the Fund is obligated as a writer.

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You should read this Supplement in conjunction with the Prospectus, dated November 1, 2011, as supplemented April 30, 2012, and the Statement of Additional Information, dated November 1, 2012, as supplemented April 2, 2012 and April 30, 2012, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 855-723-3589 or by writing to 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Please retain this Supplement for future reference.